Exhibit 31.1

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Allen Palmiere, certify that:

1. I have reviewed this Form 10-K/A of Gold Resource Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 29, 2026
/s/ Allen Palmiere

Allen Palmiere

Chief Executive Officer, President and Director

(Principal Executive Officer)